Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 10-KSB of Bioenvision, Inc. (the "Company") for the year ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christopher B. Wood, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




                                /s/ Christopher B. Wood
                                ------------------------------------
                                Christopher B. Wood
                                Chairman and Chief Executive Officer
                                September 24, 2004